Supplement to the
Fidelity® Government Cash Reserves
January 29, 2024
Prospectus
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to an income component). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.38% A,B

Distribution and/or Service (12b‑1) fees	None

Other expenses	0.00% B

Total annual operating expenses	0.38%
A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.19% was previously charged under the services agreements.
B Adjusted to reflect current fees.

1 year	$ 39

3 years	$ 122

5 years	$ 213

10 years	$ 480
The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The management fee is determined by calculating a basic fee and then adding an income-related fee.
When determining a class’s basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.
The annual basic fee rate for the class of shares of the fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.27%. One‑twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.
The income-related fee varies depending on the level of the fund’s monthly gross income from an annualized rate of 0.05% (at a fund annualized gross yield of 0%) to 0.27% (at a fund annualized gross yield of 15%) of the fund’s average net assets throughout the month. The income-related fee is proportionately added to a class’s basic fee.
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

CAS‑FUS‑PSTK‑0324‑140 1.712068.140	March 1, 2024

Supplement to the

Fidelity® Government Cash Reserves

January 29, 2024

STATEMENT OF ADDITIONAL INFORMATION

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to an income component). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Management Contract” section.

Management-Related Expenses. In addition to the management fee payable to FMR, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund’s securities lending program, if applicable, the fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee.

For the services of FMR under the fund’s management contract, each class of the fund pays FMR a monthly management fee. The management fee has two components: (i) a basic fee and (ii) an income component.

Computing the Basic Fee.

For the fund, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. This rate may vary by share class.

The mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Retail Class Annualized Rate
First $400 billion	0.330%
Next $400 billion	0.310%
Next $400 billion	0.290%
Next $400 billion	0.270%
Over $1,600 billion	0.255%

For the fund, a discount percentage is calculated based on the monthly average net assets of a broader group of funds advised by FMR representing multiple asset classes and the monthly average net assets of the fund. After determination of the applicable tier bound level in the following schedule, the discount percentage for the fund is calculated on a cumulative basis pursuant to the schedule. For the fund, the discount rate for a class is the class’s mandate rate multiplied by the discount percentage.

DISCOUNT PERCENTAGE SCHEDULE

Average Group Assets Tier Bounds		% Discount for Average Incremental Fund Assets
Lower	Upper	First $1B	Next $19B	Next $10B	Over $30B
0	<$1 trillion	0%	3.0%	5.0%	6.5%
1	<1.5	0%	4.0%	6.0%	7.5%
1.5	<1.9	0%	5.0%	7.0%	8.5%
1.9	<2.2	0%	6.0%	8.0%	9.5%
2.2	<2.5	0%	7.0%	9.0%	10.5%
2.5	<2.8	0%	8.0%	10.0%	11.5%
2.8	<3.1	0%	9.0%	11.0%	12.5%
3.1	Above 3.1	0%	10.0%	12.0%	13.5%

The annual basic fee rate for the class of shares of the fund offered through this SAI is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate or (2) the amount set forth in the following table:

Fund/Class	Maximum Basic Fee Rate
Fidelity® Government Cash Reserves	0.27%

One-twelfth of the basic fee rate is applied to the class’s average net assets for the month, giving a dollar amount which is the basic fee for the class for that month.

Computing the Income Component. The income component for each month is the sum of an income-based fee and an asset-based fee as follows. The income component is proportionately added to a class’s basic fee.

If the fund’s annualized gross yield is:

Equal To or Greater Than	But Less Than	Income-Based Fee	Annual Asset-Based Fee Rate

0.00%	1.00%	2% of Monthly Gross Income	0.05%

1.00%	3.00%	zero	0.07%

3.00%	11.00%	2% of Monthly Gross Income	0.01%

11.00%	13.00%	zero	0.23%

13.00%	15.00%	2% of Monthly Gross Income	(0.03)%

15.00%	—	zero	0.27%

Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations. Annualized gross yield is determined by dividing the fund’s gross income for the month by the average daily net assets of the fund and dividing the result by the number of days in the month divided by 365 days. One-twelfth of the annual asset-based fee rate is applied to the fund’s average net assets for the month, and the resulting dollar amount (positive or negative) is the asset-based fee for that month.

Fidelity® Government Cash Reserves’ management contract further provides that FMR will reimburse the fund, in an amount not in excess of the fund’s management fee for any fiscal year, if the fund’s aggregate operating expenses exceed 1% of the average net assets of the fund.

A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The following information replaces similar information found in the “Transfer and Service Agent Agreements” section.

TRANSFER AND SERVICE AGENT SERVICES

Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210 (or an agent, including an affiliate), performs transfer agency services under the terms of the fund’s management contract.

Prior to March 1, 2024, the fund or class, as applicable, bore the cost of transfer agency services under a separate agreement covering such services.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate), calculates the NAV and dividends for shares and maintains the fund’s portfolio and general accounting records under the terms of the fund’s management contract.

Prior to March 1, 2024, the fund bore the cost of pricing and bookkeeping services under a separate agreement covering such services.

Effective March 1, 2024, the fund’s sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended. The following information supplements similar information found in the “Management Contract” section.

Under the terms of the sub-advisory agreements, FMR pays each sub-adviser monthly fees equal to 110% of the sub-adviser’s costs for providing sub-advisory services.

CAS-FUS-SSTK-0324-131 1.475755.131	March 1, 2024